Household Mortgage Loan Trust 2003-HC2

Payment Number	18
Beginning Date of Collection Period	01-Mar-05
End Date of Collection Period	31-Mar-05
Payment Date	20-Apr-05
Previous Payment Date	21-Mar-05

Group 1 Funds Disbursement
Collected Funds including Skip-a-Pay and excluding Premium Amount	48,691,734.12
Available Payment Amount	48,463,382.12
Principal Collections	44,201,194.98
Interest Collections (net of servicing fee)	4,262,187.14
Net of Principal Recoveries	4,203,278.49
Principal Recoveries	58,908.65
Servicing Fee	245,690.00
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	48,691,734.12
Interest Paid to Notes and Components	1,142,813.76
Principal Paid to Notes and Components	45,217,196.86
Transferor - pursuant to 5.01 (a) (xiv)	2,086,033.50
Servicing Fee	245,690.00

Group 1 Pool Balance
Beginning Pool Balance	589,656,001.15
Principal Collections (including repurchases)	44,201,194.98
Additional Principal Reduction Amount	1,016,001.88
Ending Pool Balance	544,438,804.29

Group 1 Collateral Performance
Cash Yield (% of beginning balance)	9.05%
Loss Rate (net of principal recoveries; % of beginning pool balance)	1.95%
Net Yield	7.11%
Realized Losses	957,093.23
Cumulative Realized Losses	6,923,287.99
Cumulative Loss Percentage	0.59%
Delinquent Loans
One Payment Principal Balance of loans	26,305,457.24
One Payment Number of loans	237
Two Payments Principal Balance of loans	4,850,286.68
Two Payments Number of loans	43
Three+ Payments Principal Balance of loans	37,087,970.16
Three+ Payments Number of loans	381

Two+ Payments Delinquency Percentage	7.70%
Two+ Payments Rolling Average	7.44%

Group 1 Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number of loans outstanding beginning of period	5,497
Number of loans outstanding end of period	5,148
Number of REO as of the end of the Collection Period	108
Principal Balance of REO as of the end of the Collection Period	8,492,243.32

Group 1 Overcollateralization
Beginning OC Amount	162,287,972.30
OC Release Amount	0.00
Extra Principal Payment Amount	-
Ending OC Amount	162,287,972.30

Target OC Amount	162,287,972.30
Interim OC Amount	162,287,972.30
Interim OC Deficiency	-

Monthly Excess Cashflow	2,086,033.50
Principal Payment Amount	44,201,194.98
Principal Collections	44,201,194.98
OC Release Amount	0.00

Other Group 1 Information
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Group 1 Cut-Off Date Pool Balance	1,180,276,162.15
Accrued Servicing Fee unpaid for previous Collection Periods	0.00
Class A-1 Insured Payment Amounts from Insurer	0.00

Group 2 Funds Disbursement
Collected Funds including Skip-a-Pay	11,928,225.32
Available Payment Amount	11,873,367.72
Principal Collections	10,961,272.62
Interest Collections (net of servicing fee)	912,095.10
Net of Principal Recoveries	912,095.10
Principal Recoveries	0.00
Servicing Fee	54,857.60
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	11,928,225.32
Interest Paid to Notes and Components	249,407.39
Principal Paid to Notes and Components	11,232,256.01
Transferor - pursuant to 5.01 (a) (xiv)	391,704.32
Servicing Fee	54,857.60

Group 2 Pool Balance
Beginning Pool Balance	131,658,231.98
Principal Collections (including repurchases)	10,961,272.62
Additional Principal Reduction Amount	270,983.39
Ending Pool Balance	120,425,975.97

Group 2 Collateral Performance
Cash Yield (% of beginning balance)	8.81%
Loss Rate (net of principal recoveries; % of beginning pool balance)	2.47%
Net Yield	6.34%
Realized Losses	270,983.39
Cumulative Realized Losses	1,417,961.38
Cumulative Loss Percentage	0.50%
Delinquent Loans
One Payment - Principal Balance of mortgage loans	4,527,522.79
One Payment - Number of mortgage loans	42
Two Payments - Principal Balance of mortgage loans	1,269,230.22
Two Payments - Number of mortgage loans	12
Three+ Payments - Principal Balance of mortgage loans	9,885,649.11
Three+ Payments - Number of mortgage loans	90

Two+ Payments Delinquency Percentage	9.26%
Two+ Payments Rolling Average	9.03%

Group 2 Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number of loans outstanding beginning of period	1,091
Number of loans outstanding end of period	1,023
Number of REO as of the end of the Collection Period	28
Principal Balance of REO as of the end of the Collection Period	2,558,559.62

Group 2 Overcollateralization
Beginning OC Amount	39,285,123.64
OC Release Amount	0.00
Extra Principal Payment Amount	-
Ending OC Amount	39,285,123.64

Target OC Amount	39,285,123.64
Interim OC Amount	39,285,123.64
Interim OC Deficiency	-

Monthly Excess Cashflow	391,704.32
Principal Payment Amount	10,961,272.62
Principal Collections	10,961,272.62
OC Release Amount	0.00

Other Group 2 Information
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Group 2 Cut-Off Date Pool Balance	285,709,990.10
Accrued Servicing Fee unpaid for previous Collection Periods	0.00

Reserve Account
Specified Reserve Target	0.00
Ending Balance of Group 1 Reserve Account Subaccount	0.00
Ending Balance of Group 2 Reserve Account Subaccount	0.00

Interest Calculations
1 month LIBOR	2.85000%
Class A-1 Formula Rate (1M LIBOR plus 29bps)	3.14000%
Class A-1 Note Rate	3.14000%
Class M-1 Formula Rate (1M LIBOR plus 60bps)	3.45000%
Class M-1 Component Rate	3.45000%
Group 1 Available Funds Cap	8.36179%
Class A-2 Formula Rate (1M LIBOR plus 33bps)	3.18000%
Class A-2 Note Rate	3.18000%
Class M-2 Formula Rate (1M LIBOR plus 60bps)	3.45000%
Class M-2 Component Rate	3.45000%
Group 2 Available Funds Cap	8.60008%

Class A-1 Noteholders' Statement
A. Information on Payments
1. Total Payment per $1,000	43.620206
2. Principal Payment per $1,000	42.567458
3. Interest Payment per $1,000	1.052748

B. Calculation of Class A-1 Interest Due & Paid
1. Class A-1 Note Rate	3.14000%
2. Days in Accrual Period	30

3. Class A-1 Interest Due	869,773.20
4. Class A-1 Interest Paid	869,773.20
5. Class A-1 Supplemental Interest Amount Paid	0.00
6. Class A-1 Interest Carry Forward Amount Paid	0.00

7. Class A-1 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A-1 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A-1 Principal Due & Paid
1. Class A-1 Note Principal Amount, BOP	332,397,400.46
2. Class A-1 Principal Due	35,168,935.62
3. Class A-1 Principal Paid	35,168,935.62
4. Class A-1 Principal Carry Forward Amount Paid	0.00
5. Class A-1 unpaid Principal Carry Forward Amount	0.00
6. Class A-1 Note Principal Amount, EOP	297,228,464.84

7. Class A-1 Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	0.4023242
b. Ending Note Principal Amount as a % of Original Note Principal Amount	0.3597567
8. Ending Class A-1 Note Principal Amount as a % of the Pool Balance, EOP	0.5459355

Class A-2 Noteholders' Statement
A. Information on Payments
1. Total Payment per $1,000	44.633621
2. Principal Payment per $1,000	43.681651
3. Interest Payment per $1,000	0.951970

B. Calculation of Class A-2 Interest Due & Paid
1. Class A-2 Note Rate	3.18000%
2. Days in Accrual Period	30

3. Class A-2 Interest Due	190,391.24
4. Class A-2 Interest Paid	190,391.24
5. Class A-2 Supplemental Interest Amount Paid	0.00
6. Class A-2 Interest Carry Forward Amount Paid	0.00

7. Class A-2 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A-2 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A-2 Principal Due & Paid
1. Class A-2 Note Principal Amount, BOP	71,845,750.94
2. Class A-2 Principal Due	8,736,199.12
3. Class A-2 Principal Paid	8,736,199.12
4. Class A-2 Principal Carry Forward Amount Paid	0.00
5. Class A-2 unpaid Principal Carry Forward Amount	0.00
6. Class A-2 Note Principal Amount, EOP	63,109,551.82

7. Class A-2 Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	0.3592341
b. Ending Note Principal Amount as a % of Original Note Principal Amount	0.3155525
8. Ending Class A-2 Note Principal Amount as a % of the Pool Balance, EOP	0.5240526

Class M-1 Componentholders' Statement
A. Information on Payments
1. Total Payment per $1,000	43.724140
2. Principal Payment per $1,000	42.567458
3. Interest Payment per $1,000	1.156682

B. Calculation of Class M-1 Interest Due & Paid
1. Class M-1 Component Rate	3.45000%
2. Days in Accrual Period	30

3. Class M-1 Interest Due	273,040.56
4. Class M-1 Interest Paid	273,040.56
5. Class M-1 Supplemental Interest Amount Paid	0.00
6. Class M-1 Interest Carry Forward Amount Paid	0.00

7. Class M-1 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M-1 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M-1 Principal Due & Paid
1. Class M-1 Component Principal Amount, BOP	94,970,628.39
2. Class M-1 Principal Due	10,048,261.24
3. Class M-1 Principal Paid	10,048,261.24
4. Class M-1 Principal Carry Forward Amount Paid	0.00
5. Class M-1 Unpaid Principal Carry Forward Amount	0.00
6. Class M-1 Component Principal Amount, EOP	84,922,367.15

7. Class M-1 Component Pool Factor
a. BOP Component Principal Amount as a % of Original Component Principal Amount	0.4023242
b. EOP Component Principal Amount as a % of Original Component Principal Amount	0.3597567
8. EOP Class M-1 Component Principal Amount as a % of the EOP Pool Balance	0.1559815

Class M-2 Componentholders' Statement
A. Information on Payments
1. Total Payment per $1,000	44.714449
2. Principal Payment per $1,000	43.681651
3. Interest Payment per $1,000	1.032798

B. Calculation of Class M-2 Interest Due & Paid
1. Class M-2 Component Rate	3.45000%
2. Days in Accrual Period	30

3. Class M-2 Interest Due	59,016.15
4. Class M-2 Interest Paid	59,016.15
5. Class M-2 Supplemental Interest Amount Paid	0.00
6. Class M-2 Interest Carry Forward Amount Paid	0.00

7. Class M-2 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M-2 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M-2 Principal Due & Paid
1. Class M-2 Component Principal Amount, BOP	20,527,357.40
2. Class M-2 Principal Due	2,496,056.89
3. Class M-2 Principal Paid	2,496,056.89
4. Class M-2 Principal Carry Forward Amount Paid	0.00
5. Class M-2 Unpaid Principal Carry Forward Amount	0.00
6. Class M-2 Component Principal Amount, EOP	18,031,300.51

7. Class M-1 Component Pool Factor
a. BOP Component Principal Amount as a % of Original Component Principal Amount	0.3592341
b. EOP Component Principal Amount as a % of Original Component Principal Amount	0.3155525
8. EOP Class M-1 Component Principal Amount as a % of the EOP Pool Balance	0.1497293

HSBC FINANCE CORPORATION, successor by merger to
Household Finance Corporation ("HSBC Finance")
Household Mortgage Loan Trust 2003-HC2

The undersigned, a duly authorized representative of HSBC Finance
Corporation, successor by merger to Household Finance Corporation ("HSBC Finance"), as Master Servicer ( the "Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of October 15, 2003 (the "Sale and Servicing Agreement"), by and among
Household Mortgage Funding Corporation III, as Depositor, Household Mortgage Loan
Trust 2003-HC2, the Servicer, and JPMorgan Chase Bank as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Sale and Servicing Agreement.

2. HSBC Finance is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Payment Date occurring on April 20, 2005

5. As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all material respects all its obligations under the Sale and Servicing Agreement through the Collection Period preceding such Payment Date.

6. As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 13th day of April, 2005.

HSBC FINANCE CORPORATION
as Master Servicer,

BY: /s/ Dennis Mickey
A Servicing Officer